UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

Republic Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 627-2700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	RSG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Item 8.01 Other Events	3

Item 9.01 Financial Statement and Exhibits	3

SIGNATURES	4

EX-1.1

EX-4.1

EX-4.2

EX-4.3

EX-5.1

EX-23.1

EX-104

Item 8.01	OTHER EVENTS

On February 18, 2020, Republic Services, Inc. (the “Company”) agreed to sell $600,000,000 aggregate principal amount of its 2.300% notes due 2030 (the “2030 Notes”) and $400,000,000 aggregate principal amount of its 3.050% notes due 2050 (the “2050 Notes” and, together with the 2030 Notes, the “Notes”), pursuant to the Underwriting Agreement, dated February 18, 2020 (the “Underwriting Agreement”), among the Company and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule A of the Underwriting Agreement. The offering is expected to close on or about February 27, 2020, subject to customary closing conditions.

Each series of Notes will be issued pursuant to that certain Indenture, dated November 25, 2009 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Ninth Supplemental Indenture, to be dated on or about February 27, 2020, between the Company and the Trustee (the “Ninth Supplemental Indenture”). The offer and sale of the Notes was registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (No. 333-234390).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The form of Ninth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K. The form of 2030 Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K. The form of 2050 Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K. In connection with the issuance of the Notes, the opinion of Covington & Burling LLP with respect to the validity of the Notes is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 18, 2020, among Republic Services, Inc. and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein

4.1	Form of Ninth Supplemental Indenture to the Indenture between Republic Services, Inc. and U.S. Bank National Association, as trustee

4.2	Form of 2.300% Notes due 2030 (included as Exhibit A-1 to Exhibit 4.1)

4.3	Form of 3.050% Notes due 2050 (included as Exhibit A-2 to Exhibit 4.1)

5.1	Opinion of Covington & Burling LLP, as to the validity of the Notes

23.1	Consent of Covington & Burling LLP (contained in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.

Date: February 21, 2020	By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer

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